EXHIBIT 99.2
CNA Financial Corporation
Supplemental Financial Information
September 30, 2005

CNA Financial Corporation
Table of Contents
September 30, 2005

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that have been sold or placed in run-off.

•	Corporate & Other Non-Core segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims and interest expense on corporate debt.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N to the Consolidated Financial Statements within the 2004 10-K/A for further discussion of this measure.

•	In evaluating the results of the Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using GAAP financial results. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	On April 30, 2004, CNA completed the sale of its individual life insurance business. The business sold included term, universal and permanent life insurance policies and individual annuity products. CNA’s individual long term care and structured settlement businesses were excluded from the sale. Consideration from the sale was approximately $700 million, resulting in an after-tax realized investment loss on the sale of $389 million.

The results of the business sold through the sale date are included in the statements of operations for the nine months ended September 30, 2004. As a result of the sale, income statement results for the nine months ended September 30, 2005 are not comparable to the corresponding 2004 results.

•	All amounts are in millions, except for per share and ratio information.

•	Certain immaterial differences are due to rounding.

i

CNA Financial Corporation
Supplemental Financial Information
Restatement for Reinsurance and Equity Investee Accounting
In May of 2005, the Company filed an amendment to its 2004 Annual Report on Form 10-K to correct its accounting for several reinsurance contracts, primarily with a former affiliate, and its equity accounting for that affiliate. The Company restated its previously reported financial statements as of December 31, 2004 and 2003, and for the years ended December 31, 2004, 2003 and 2002 and all related disclosures, as well as its interim financial data for all interim periods of 2004 and 2003, through the filing of a Form 10-K/A. This Financial Supplement reflects the effects of the restatement. The restatement is based upon reconsideration of the Company’s accounting for its former equity interest in Accord Re Ltd. (Accord) and for several reinsurance contracts with Accord, but also includes two reinsurance agreements with unaffiliated parties that are immaterial in the aggregate. A subsidiary of The Continental Corporation (TCC) acquired a 49% ownership interest in Accord, a Bermuda company, in 1989 upon Accord’s formation. TCC also provided capital support to Accord through a guarantee from a TCC subsidiary. TCC was acquired by the Company in 1995.
Reinsurance relationships with Accord involved both property and casualty assumed reinsurance risks that were written by TCC subsidiaries and 100% ceded to Accord or reinsured from other cedents by Accord. Stop-loss protection in relation to those risks was obtained by Accord from a wholly-owned TCC subsidiary.
All of the Company’s reinsurance agreements with Accord relating to property risks were commuted as of year-end 2001, leaving six reinsurance agreements with Accord relating to casualty risks outstanding at that time. As of March 31, 2005 the Company provided no capital support to and had no ownership interest in Accord. During the period of the Company’s minority ownership, Accord also maintained reinsurance relationships with reinsurers unaffiliated with the Company.
As previously reported, the Company continues to respond to various subpoenas, interrogatories and other requests for information received from state and federal regulatory authorities relating to on-going insurance industry investigations of non-traditional insurance products, including finite reinsurance. In the course of complying with these requests the Company conducted a comprehensive review of its finite reinsurance relationships, including contracts with Accord.
The Company accounted for its reinsurance cessions to Accord and related retrocessions from Accord as reinsurance. In connection with the aforementioned review, the Company subsequently concluded that the reinsurance cession and retrocession should be viewed as a single transaction which does not transfer risk. The restatement corrections apply deposit accounting to the Company’s reinsurance cessions to Accord. The restatement corrections also include adjustments to the Company’s historical equity method accounting for its ownership and economic interest in Accord, including the effects of applying deposit accounting to certain of Accord’s reinsurance contracts with parties other than the Company. The remaining restatement corrections related to applying deposit accounting to two small reinsurance treaties unrelated to Accord that were previously accounted for using reinsurance accounting.
The impact of this revised accounting resulted in a reduction to stockholders’ equity as of December 31, 2004 of $29 million, or 0.3%, and an increase in net income for the three months and nine months ended September 30, 2004 of $1 million and $6 million, or 3.6% and 4.4%. The net income adjustment increased earnings per share for the three months and nine months ended September 30, 2004 by $0.01 per share and $0.02 per share.
ii

CNA Financial Corporation
Supplemental Financial Information
NON-GAAP FINANCIAL MEASURES
The results and ratios before the impact of catastrophes, presented on pages 15 and 16 of this financial supplement, are non-GAAP financial measures that are not a full financial presentation in accordance with generally accepted accounting principles (GAAP). To allow the reconciliation of these non-GAAP measures, however, these pages also provide the most comparable GAAP measures (i.e., the results and ratios after the impact of catastrophes).
iii

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

			Fav /			Fav /
PERIOD ENDED SEPTEMBER 30	Three Months		(Unfav)	Nine Months		(Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,873	$1,947	(4)%	$5,684	$6,221	(9)%
Net investment income	500	360	39	1,345	1,216	11
Realized investment gains (losses), net of participating policyholders’ and minority interests	67	(62)	N/A	74	(415)	118
Other revenues	80	73	10	351	227	55

Total revenues	2,520	2,318	9	7,454	7,249	3

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,871	1,596	(17)	4,886	4,854	(1)
Amortization of deferred acquisition costs	416	374	(11)	1,168	1,114	(5)
Other operating expenses	241	393	39	766	1,100	30
Interest	29	28	(4)	96	94	(2)

Total claims, benefits and expenses	2,557	2,391	(7)	6,916	7,162	3

Income (loss) before income tax and minority interest	(37)	(73)	49	538	87	N/A
Income tax (expense) benefit	51	52	(2)	(53)	74	(172)
Minority interest	(11)	(6)	(83)	(16)	(19)	16

Net income (loss)	$3	$(27)	111%	$469	$142	N/A %

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income (Loss) and Per Share Data

			Fav /			Fav /
PERIOD ENDED SEPTEMBER 30	Three Months		(Unfav)	Nine Months		(Unfav)
(In millions, except per share data)	2005	2004	% Change	2005	2004	% Change

COMPONENTS OF NET INCOME (LOSS)
Net operating income (loss)	$(39)	$15	N/A %	$425	$399	7%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	42	(42)	200	44	(257)	117

Net income (loss)	$3	$(27)	111%	$469	$142	N/A	%

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

Basic and diluted earnings (loss) per share available to common stockholders (1)	$(0.06)	$(0.16)	63%	$1.63	$0.37	N/A	%

Weighted average outstanding common stock and common stock equivalents	256.0	256.0		256.0	256.0

(1)	The three and nine months ended September 30, 2005 per share results available to common stockholders are reduced by $17 million and $52 million, or $0.07 per share and $0.20 per share, of undeclared preferred stock dividends. The three and nine months ended September 30, 2004 per share results available to common stockholders are reduced by $16 million and $48 million, or $0.06 per share and $0.19 per share, of undeclared preferred stock dividends.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2005	December 31, 2004

Total assets	$63,976	$62,411
Insurance reserves	43,547	43,653
Debt	1,751	2,257
Total liabilities	54,299	52,958
Minority interest	283	275
Accumulated other comprehensive income	384	650
Total stockholders’ equity	9,394	9,178

Book value per common share (1)	$33.07	$32.43
Book value per common share excluding unrealized gain or loss on fixed maturity securities (1)	$31.44	$29.74

Outstanding shares of common stock (in millions of shares)	256.0	256.0

THREE MONTHS ENDED
SEPTEMBER 30
(In millions)	2005	2004

Net cash flows provided by operating activities	$190	$576

Net cash flows used by investing activities	(176)	(607)

Net cash flows provided (used) by financing activities	2	(1)

Net cash flows	$16	$(32)

NINE MONTHS ENDED
SEPTEMBER 30
(In millions)	2005	2004

Net cash flows provided by operating activities	$1,034	$1,259

Net cash flows used by investing activities	(540)	(1,149)

Net cash flows used by financing activities	(503)	(178)

Net cash flows	$(9)	$(68)

(1)	Book value per common share as of September 30, 2005 and December 31, 2004 excludes $750 million of preferred stock (Series H) and $179 million and $127 million of cumulative preferred dividends.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Data

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES
(In millions)	Standard Lines	Specialty Lines	P&C Operations

As of September 30, 2005
Gross	$14,787	$5,107	$19,894
Ceded	4,742	1,554	6,296

Net	10,045	3,553	13,598

As of December 31, 2004
Gross	14,302	4,860	19,162
Ceded	4,994	1,627	6,621

Net	$9,308	$3,233	$12,541

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES	Life & Group Non-	Corporate &
(In millions)	Core	Other Non-Core	Total Operations

As of September 30, 2005
Gross	$3,496	$8,045	$31,435
Ceded	1,668	4,878	12,842

Net	1,828	3,167	18,593

As of December 31, 2004
Gross	3,680	8,681	31,523
Ceded	1,856	5,402	13,879

Net	$1,824	$3,279	$17,644

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

PERIOD ENDED SEPTEMBER 30	Three Months	Nine Months
(In millions)	Ended	Ended

Claim & claim adjustment expense reserves, beginning of period
Gross	$30,798	$31,523
Ceded	12,631	13,879

Net	18,167	17,644

Net incurred claim & claim adjustment expenses	1,801	4,642

Net claim & claim adjustment expense payments	(1,375)	(3,693)

Claim & claim adjustment expense reserves, end of period
Net	18,593	18,593
Ceded	12,842	12,842

Gross	$31,435	$31,435

CNA FINANCIAL CORPORATION Financial Supplement Investments by Segment Aggregation

	September 30, 2005		December 31, 2004
(In millions)	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed Maturities — Taxable	$16,087	$16,084	$15,072	$15,346
Fixed Maturities — Tax Exempt	7,472	7,508	7,680	7,800
Equities	217	328	232	351
Short-term	4,621	4,620	3,599	3,600
Limited Partnership Investments	1,236	1,236	1,195	1,195
Mortgage Loans & Other	32	32	34	26

Subtotal	29,665	29,808	27,812	28,318
Securities Lending Collateral	1,984	1,984	904	904

Total Investments	31,649	31,792	28,716	29,222

Life & Group Non-Core:
Fixed Maturities — Taxable	6,753	7,270	6,495	7,124
Fixed Maturities — Tax Exempt	1,473	1,567	1,019	1,057
Equities	206	221	88	105
Short-term	527	527	1,345	1,345
Limited Partnership Investments	382	382	354	354
Mortgage Loans & Other	2	2	23	10

Subtotal	9,343	9,969	9,324	9,995
Securities Lending Collateral	22	22	14	14

Total Investments	9,365	9,991	9,338	10,009

Total Investments	$41,014	$41,783	$38,054	$39,231

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Results of Operations

THREE MONTHS ENDED		Standard Lines		Specialty Lines			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Gross written premiums	$1,472	$1,421	4%	$762	$706	8%	$2,234	$2,127	5%
Net written premiums	1,047	1,046	—	649	599	8	1,696	1,645	3

Net earned premiums	1,080	1,183	(9)	628	576	9	1,708	1,759	(3)
Net investment income	186	125	49	74	61	21	260	186	40
Other revenues	26	32	(19)	34	36	(6)	60	68	(12)

Total operating revenues	1,292	1,340	(4)	736	673	9	2,028	2,013	1

Claims, benefits and expenses:
Net incurred claims and benefits	1,148	951	(21)	366	361	(1)	1,514	1,312	(15)
Policyholders’ dividends	4	8	50	1	2	50	5	10	50
Amortization of deferred acquisition costs	281	247	(14)	128	112	(14)	409	359	(14)
Other insurance related expenses	76	239	68	45	46	2	121	285	58
Other operating expenses	23	25	8	28	29	3	51	54	6

Total claims, benefits and expenses	1,532	1,470	(4)	568	550	(3)	2,100	2,020	(4)

Operating income (loss) before income tax and minority interest	(240)	(130)	(85)	168	123	37	(72)	(7)	N/A
Income tax (expense) benefit on operating income (loss)	100	58	72	(53)	(39)	(36)	47	19	147
Minority interest	(4)	(2)	(100)	(7)	(4)	(75)	(11)	(6)	(83)

Net operating income (loss)	(144)	(74)	(95)	108	80	35	(36)	6	N/A

Realized investment gains (losses), net of participating policyholders’ and minority interests	51	(33)	N/A	16	(13)	N/A	67	(46)	N/A
Income tax (expense) benefit on realized investment gains (losses)	(18)	10	N/A	(5)	5	(200)	(23)	15	N/A

Net income (loss)	$(111)	$(97)	(14)%	$119	$72	65%	$8	$(25)	132%

Financial Ratios
Loss & LAE	106.3%	80.4%		58.4%	62.8%		88.7%	74.6%
Acquisition expense	20.4	27.9		20.9	20.1		20.6	25.4
Underwriting expense	12.6	13.2		6.4	7.1		10.4	11.2
Dividends	0.3	0.7		0.2	0.4		0.2	0.6

Expense ratio, including dividends	33.3	41.8		27.5	27.6		31.2	37.2

Combined ratio	139.6%	122.2%		85.9%	90.4%		119.9%	111.8%

CNA FINANCIAL CORPORATION Financial Supplement Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
SEPTEMBER 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Net earned premiums	$1,708	$1,759	$169	$182	(7)%	$(4)	$6	(167)%	$1,873	$1,947	(4)%
Net investment income	260	186	179	109	64	61	65	(6)	500	360	39
Other revenues	60	68	20	12	67	—	(7)	N/A	80	73	10

Total operating revenues	2,028	2,013	368	303	21	57	64	(11)	2,453	2,380	3

Claims, benefits and expenses:
Net incurred claims and benefits	1,514	1,312	342	245	(40)	12	34	65	1,868	1,591	(17)
Policyholders’ dividends	5	10	(1)	(4)	(75)	(1)	(1)	—	3	5	40
Amortization of deferred acquisition costs	409	359	5	11	55	2	4	50	416	374	(11)
Other insurance related expenses	121	285	69	61	(13)	(7)	(12)	(42)	183	334	45
Other operating expenses	51	54	13	17	24	23	16	(44)	87	87	—

Total claims, benefits and expenses	2,100	2,020	428	330	(30)	29	41	29	2,557	2,391	(7)

Operating income (loss) before income tax and minority interest	(72)	(7)	(60)	(27)	(122)	28	23	22	(104)	(11)	N/A
Income tax (expense) benefit on operating income (loss)	47	19	25	14	79	4	(1)	N/A	76	32	138
Minority interest	(11)	(6)	—	—	N/A	—	—	N/A	(11)	(6)	(83)

Net operating income (loss)	(36)	6	(35)	(13)	(169)	32	22	45	(39)	15	N/A

Realized investment gains (losses), net of participating policyholders’ and minority interests	67	(46)	(2)	2	(200)	2	(18)	111	67	(62)	N/A
Income tax (expense) benefit on realized investment gains (losses)	(23)	15	1	—	N/A	(3)	5	(160)	(25)	20	N/A

Net income (loss)	$8	$(25)	$(36)	$(11)	N/A %	$31	$9	N/A %	$3	$(27)	111%

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core					Total Operations
Other Financial Data					Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2005	2004	2005	2004	% Change	2005		2004		% Change	2005	2004	% Change

Gross written premiums	$2,234	$2,127	$218	$225	(3)%	$302		$478		(37)%	$2,754	$2,830	(3)%
Net written premiums	1,696	1,645	164	133	23	(2)		1		N/A	1,858	1,779	4
Net earned premiums	1,708	1,759	167	138	21	(3)		6		(150)	1,872	1,903	(2)

Financial Ratios
Loss & LAE	88.7%	74.6%	147.2%	136.7%		N/M	%	N/M	%		94.7%	80.6%
Acquisition expense	20.6	25.4	14.6	12.4		N/M		N/M			20.1	24.4
Underwriting expense	10.4	11.2	20.6	22.0		N/M		N/M			11.1	12.0
Dividends	0.2	0.6	—	—		N/M		N/M			0.2	0.5

Expense ratio, including dividends	31.2	37.2	35.2	34.4		N/M		N/M			31.4	36.9

Combined ratio	119.9%	111.8%	182.4%	171.1%		N/M	%	N/M	%		126.1%	117.5%

N/M = Not Meaningful

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Results of Operations

NINE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Gross written premiums	$4,531	$4,494	1%	$2,219	$2,092	6%	$6,750	$6,586	2%
Net written premiums	3,352	3,520	(5)	1,838	1,772	4	5,190	5,292	(2)

Net earned premiums	3,333	3,756	(11)	1,831	1,672	10	5,164	5,428	(5)

Net investment income	540	382	41	197	182	8	737	564	31
Other revenues	74	102	(27)	94	93	1	168	195	(14)

Total operating revenues	3,947	4,240	(7)	2,122	1,947	9	6,069	6,187	(2)

Claims, benefits and expenses:
Net incurred claims and benefits	2,750	2,701	(2)	1,158	1,059	(9)	3,908	3,760	(4)
Policyholders’ dividends	16	2	N/A	3	5	40	19	7	(171)
Amortization of deferred acquisition costs	757	729	(4)	390	328	(19)	1,147	1,057	(9)
Other insurance related expenses	318	579	45	93	115	19	411	694	41
Other operating expenses	82	84	2	81	84	4	163	168	3

Total claims, benefits and expenses	3,923	4,095	4	1,725	1,591	(8)	5,648	5,686	1

Operating income before income tax and minority interest	24	145	(83)	397	356	12	421	501	(16)
Income tax (expense) benefit on operating income	41	(1)	N/A	(121)	(107)	(13)	(80)	(108)	26
Minority interest	(8)	(6)	(33)	(8)	(13)	38	(16)	(19)	16

Net operating income	57	138	(59)	268	236	14	325	374	(13)

Realized investment gains, net of participating policyholders’ and minority interests	71	101	(30)	25	37	(32)	96	138	(30)
Income tax expense on realized investment gains	(29)	(36)	19	(6)	(14)	57	(35)	(50)	30

Net income	$99	$203	(51)%	$287	$259	11%	$386	$462	(16)%

Financial Ratios
Loss & LAE	82.5%	71.9%		63.3%	63.4%		75.7%	69.3%
Acquisition expense	20.0	22.9		19.7	19.0		19.9	21.7
Underwriting expense	12.2	11.9		6.6	7.4		10.2	10.6
Dividends	0.5	0.1		0.2	0.3		0.4	0.1

Expense ratio, including dividends	32.7	34.9		26.5	26.7		30.5	32.4

Combined ratio	115.2%	106.8%		89.8%	90.1%		106.2%	101.7%

CNA FINANCIAL CORPORATION Financial Supplement Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

NINE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
SEPTEMBER 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Net earned premiums	$5,164	$5,428	$539	$710	(24)%	$(19)	$83	(123)%	$5,684	$6,221	(9)%
Net investment income	737	564	431	457	(6)	177	195	(9)	1,345	1,216	11
Other revenues	168	195	78	72	8	105	(40)	N/A	351	227	55

Total operating revenues	6,069	6,187	1,048	1,239	(15)	263	238	11	7,380	7,664	(4)

Claims, benefits and expenses:
Net incurred claims and benefits	3,908	3,760	860	981	12	100	107	7	4,868	4,848	—
Policyholders’ dividends	19	7	(1)	(1)	—	—	—	N/A	18	6	(200)
Amortization of deferred acquisition costs	1,147	1,057	18	30	40	3	27	89	1,168	1,114	(5)
Other insurance related expenses	411	694	194	218	11	(1)	15	107	604	927	35
Other operating expenses	163	168	43	58	26	52	41	(27)	258	267	3

Total claims, benefits and expenses	5,648	5,686	1,114	1,286	13	154	190	19	6,916	7,162	3

Operating income (loss) before income tax and minority interest	421	501	(66)	(47)	(40)	109	48	127	464	502	(8)
Income tax (expense) benefit on operating income (loss)	(80)	(108)	37	27	37	20	(3)	N/A	(23)	(84)	73
Minority interest	(16)	(19)	—	—	N/A	—	—	N/A	(16)	(19)	16

Net operating income (loss)	325	374	(29)	(20)	(45)	129	45	187	425	399	7

Realized investment gains (losses), net of participating policyholders’ and minority interests	96	138	(8)	(616)	99	(14)	63	(122)	74	(415)	118
Income tax (expense) benefit on realized investment gains (losses)	(35)	(50)	3	231	(99)	2	(23)	109	(30)	158	(119)

Net income (loss)	$386	$462	$(34)	$(405)	92%	$117	$85	38%	$469	$142	N/A %

Other Financial Data	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core					Total Operations
Property & Casualty Company					Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
Information	2005	2004	2005	2004	% Change	2005		2004		% Change	2005	2004	% Change

Gross written premiums	$6,750	$6,586	$702	$837	(16)%	$854		$1,367		(38)%	$8,306	$8,790	(6)%
Net written premiums	5,190	5,292	535	472	13	(29)		(19)		(53)	5,696	5,745	(1)
Net earned premiums	5,164	5,428	531	454	17	(18)		100		(118)	5,677	5,982	(5)

Financial Ratios
Loss & LAE	75.7%	69.3%	131.7%	136.8%		N/M	%	N/M	%		82.9%	75.4%
Acquisition expense	19.9	21.7	18.5	9.0		N/M		N/M			19.7	20.8
Underwriting expense	10.2	10.6	18.5	16.6		N/M		N/M			11.4	11.1
Dividends	0.4	0.1	—	—		N/M		N/M			0.3	0.1

Expense ratio, including dividends	30.5	32.4	37.0	25.6		N/M		N/M			31.4	32.0

Combined ratio	106.2%	101.7%	168.7%	162.4%		N/M	%	N/M	%		114.3%	107.4%

N/M = Not Meaningful

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Operations and Corporate & Other Non-Core Segment — Catastrophe Losses

CATASTROPHE LOSSES (PRETAX)				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total

Three months ended September 30, 2005 (1)	$418	$19	$437	$—	$437
Nine months ended September 30, 2005 (1)	424	19	443	—	443

Three months ended September 30, 2004 (2)	$245	$10	$255	$3	$258
Nine months ended September 30, 2004 (2)	255	13	268	3	271

CATASTROPHE LOSSES (AFTER-TAX)				Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Other Non-Core	Total

Three months ended September 30, 2005 (1)	$272	$12	$284	$—	$284
Nine months ended September 30, 2005 (1)	276	12	288	—	288

Three months ended September 30, 2004 (2)	$159	$7	$166	$2	$168
Nine months ended September 30, 2004 (2)	166	8	174	2	176

(1)	For the three and nine months ended September 30, 2005, the above amounts exclude $21 million pretax ($14 million after-tax) of reinstatement premium and $8 million pretax ($6 million after-tax) of insurance bad debt related to the third quarter 2005 hurricanes. Additionally, the above amounts also exclude a $15 million pretax ($10 million after-tax) reduction of estimated hurricane-related assessments related to the third quarter 2004 hurricanes. For the three and nine months ended September 30, 2005, the above amounts include losses of $434 million pretax ($282 million after-tax) related to Hurricanes Dennis, Katrina, Ophelia and Rita.

(2)	For the three and nine months ended September 30, 2004, the above amounts exclude $5 million pretax ($3 million after-tax) of reinstatement premium and $15 million pretax ($10 million after-tax) of estimated assessments related to the third quarter 2004 hurricanes. For the three and nine months ended September 30, 2004, the above amounts include losses of $248 million pretax ($161 million after-tax) related to Hurricanes Charley, Frances, Ivan and Jeanne.

CNA FINANCIAL CORPORATION Financial Supplement Analysis of Pretax Net Investment Income

(In millions)	Standard Lines
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	YTD 2005
Limited partnership income	$37	$13	$12	$39	$101	$42	$22	$38	$102
Interest on funds withheld and other deposits	(38)	(43)	(44)	(70)	(195)	(18)	(34)	(34)	(86)
Income from trading securities	—	—	—	1	1	1	—	1	2
Other investment income	139	149	157	144	589	158	183	181	522

Net investment income	$138	$119	$125	$114	$496	$183	$171	$186	$540

	Specialty Lines
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	YTD 2005
Limited partnership income	$13	$5	$4	$14	$36	$13	$7	$12	$32
Interest on funds withheld and other deposits	(2)	(2)	(3)	(7)	(14)	(12)	(1)	(2)	(15)
Income from trading securities	—	—	—	—	—	—	—	—	—
Other investment income	51	56	60	57	224	55	61	64	180

Net investment income	$62	$59	$61	$64	$246	$56	$67	$74	$197

	P&C Operations
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	YTD 2005
Limited partnership income	$50	$18	$16	$53	$137	$55	$29	$50	$134
Interest on funds withheld and other deposits	(40)	(45)	(47)	(77)	(209)	(30)	(35)	(36)	(101)
Income from trading securities	—	—	—	1	1	1	—	1	2
Other investment income	190	205	217	201	813	213	244	245	702

Net investment income	$200	$178	$186	$178	$742	$239	$238	$260	$737

	Life & Group Non-Core
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	YTD 2005
Limited partnership income	$9	$6	$3	$11	$29	$9	$1	$8	$18
Interest on funds withheld and other deposits	—	—	—	—	—	—	—	—	—
Income from trading securities	20	14	(21)	96	109	(31)	14	40	23
Other investment income	177	122	127	128	554	128	131	131	390

Net investment income	$206	$142	$109	$235	$692	$106	$146	$179	$431

	Corporate & Other Non-Core
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	YTD 2005
Limited partnership income	$16	$6	$7	$17	$46	$15	$8	$14	$37
Interest on funds withheld and other deposits	(8)	(10)	(7)	(27)	(52)	(9)	(15)	(14)	(38)
Income from trading securities	—	—	—	—	—	—	—	—	—
Other investment income	61	65	65	61	252	55	62	61	178

Net investment income	$69	$61	$65	$51	$246	$61	$55	$61	$177

	Total Operations
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	3Q05	YTD 2005
Limited partnership income	$75	$30	$26	$81	$212	$79	$38	$72	$189
Interest on funds withheld and other deposits	(48)	(55)	(54)	(104)	(261)	(39)	(50)	(50)	(139)
Income from trading securities	20	14	(21)	97	110	(30)	14	41	25
Other investment income	428	392	409	390	1,619	396	437	437	1,270

Net investment income	$475	$381	$360	$464	$1,680	$406	$439	$500	$1,345

CNA FINANCIAL CORPORATION Financial Supplement Statutory Data — Preliminary

PERIOD ENDED SEPTEMBER 30	Three Months			Nine Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change

Property & Casualty Companies
Gross written premiums	$2,480	$2,724	(9)%	$7,465	$8,512	(12)%
Net written premiums	1,765	1,753	1	5,376	5,541	(3)

Net earned premiums	1,602	1,657	(3)	4,908	5,216	(6)
Claim and claim adjustment expenses	1,576	1,346	(17)	4,137	4,071	(2)
Acquisition expenses	299	297	(1)	926	968	4
Underwriting expenses	210	243	14	711	617	(15)
Policyholders’ dividends	16	12	(33)	28	34	18

Underwriting loss	(499)	(241)	(107)	(894)	(474)	(89)
Net investment income (1)	386	333	16	1,635	977	67
Other revenues/expenses	(70)	(191)	63	(25)	(323)	92
Income tax (expense) benefit	161	2	N/A	83	(190)	144
Net realized gains (losses)	3	(26)	112	50	290	(83)

Net income (loss)	$(19)	$(123)	85%	$849	$280	N/A %

Financial Ratios
Loss and LAE	98.4%	81.3%		84.3%	78.1%
Acquisition expense	16.9	17.0		17.2	17.5
Underwriting expense	11.8	13.8		14.5	11.0
Policyholders’ dividends	1.0	0.7		0.6	0.7

Expense ratio	29.7	31.5		32.3	29.2

Combined ratio	128.1%	112.8%		116.6%	107.3%

Life Companies
Earned premium	$1	$43		$7	$278
SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	September 30, 2005	December 31, 2004

Property & Casualty Companies
Statutory surplus (2)	$7,332	$6,998

Life Companies
Statutory surplus	$722	$1,177

(1)	Includes $500 million of dividends from CCC’s life subsidiary, Continental Assurance Company, for the nine months ended September 30, 2005.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Operations Loss and LAE Ratio Analysis

	Standard Lines
	2005 YTD	2004 FY	2004 FY
	Evaluated at	Evaluated at	Evaluated at
	09/30/05	12/31/04	09/30/05
Gross Accident Year	76.7%	67.2%	63.4%
Impact of Reinsurance	1.3	2.0	1.5

Net Accident Year	78.0	69.2	64.9%

Impact of Corporate Covers	1.0	(0.2)
Impact of Development & Change in Allowance for Uncollectible Reinsurance	3.5	1.7

Net Calendar Year	82.5%	70.7%

	Specialty Lines
	2005 YTD	2004 FY	2004 FY
	Evaluated at	Evaluated at	Evaluated at
	09/30/05	12/31/04	09/30/05
Gross Accident Year	61.5%	64.1%	56.7%
Impact of Reinsurance	(0.3)	(0.6)	(0.2)

Net Accident Year	61.2	63.5	56.5%

Impact of Corporate Covers	(0.4)	0.9
Impact of Development & Change in Allowance for Uncollectible Reinsurance	2.5	(1.1)

Net Calendar Year	63.3%	63.3%

	P&C Operations
	2005 YTD	2004 FY	2004 FY
	Evaluated at	Evaluated at	Evaluated at
	09/30/05	12/31/04	09/30/05
Gross Accident Year	71.7%	66.3%	61.4%
Impact of Reinsurance	0.2	1.1	0.9

Net Accident Year	71.9	67.4	62.3%

Impact of Corporate Covers	0.5	0.2
Impact of Development & Change in Allowance for Uncollectible Reinsurance	3.3	0.8

Net Calendar Year	75.7%	68.4%

CNA FINANCIAL CORPORATION Financial Supplement Impact of Catastrophes

THREE MONTHS ENDED
SEPTEMBER 30, 2005		Standard Lines			Specialty Lines			P&C Operations
	2005 Results			2005 Results			2005 Results
	Before Impact of	Impact of		Before Impact of	Impact of		Before Impact of	Impact of
(In millions)	Catastrophes	Catastrophes	2005 Results	Catastrophes	Catastrophes	2005 Results	Catastrophes	Catastrophes	2005 Results

Net earned premiums	$1,101	$(21)	$1,080	$628	$—	$628	$1,729	$(21)	$1,708
Net investment income	186	—	186	74	—	74	260	—	260
Other revenues	26	—	26	34	—	34	60	—	60

Total operating revenues	1,313	(21)	1,292	736	—	736	2,049	(21)	2,028

Claims, benefits and expenses:
Net incurred claims and benefits	730	418	1,148	347	19	366	1,077	437	1,514
Policyholders’ dividends	4	—	4	1	—	1	5	—	5
Amortization of deferred acquisition costs	281	—	281	128	—	128	409	—	409
Other insurance related expenses	85	(9)	76	43	2	45	128	(7)	121
Other operating expenses	23	—	23	28	—	28	51	—	51

Total claims, benefits and expenses	1,123	409	1,532	547	21	568	1,670	430	2,100

Operating income (loss) before income tax and minority interest	190	(430)	(240)	189	(21)	168	379	(451)	(72)
Income tax (expense) benefit on operating income (loss)	(50)	150	100	(60)	7	(53)	(110)	157	47
Minority interest	(4)	—	(4)	(7)	—	(7)	(11)	—	(11)

Net operating income (loss)	136	(280)	(144)	122	(14)	108	258	(294)	(36)

Realized investment gains, net of participating policyholders’ and minority interests	51	—	51	16	—	16	67	—	67
Income tax expense on realized investment gains	(18)	—	(18)	(5)	—	(5)	(23)	—	(23)

Net income (loss)	$169	$(280)	$(111)	$133	$(14)	$119	$302	$(294)	$8

Financial Ratios
Loss & LAE	66.3%		106.3%	55.3%		58.4%	62.3%		88.7%
Acquisition expense	20.8		20.4	20.6		20.9	20.7		20.6
Underwriting expense	12.4		12.6	6.4		6.4	10.3		10.4
Dividends	0.3		0.3	0.2		0.2	0.2		0.2

Expense ratio, including dividends	33.5		33.3	27.2		27.5	31.2		31.2

Combined ratio	99.8%		139.6%	82.5%		85.9%	93.5%		119.9%

THREE MONTHS ENDED
SEPTEMBER 30, 2004		Standard Lines			Specialty Lines			P&C Operations
	2004 Results			2004 Results			2004 Results
	Before Impact of	Impact of		Before Impact of	Impact of		Before Impact of	Impact of
(In millions)	Catastrophes	Catastrophes	2004 Results	Catastrophes	Catastrophes	2004 Results	Catastrophes	Catastrophes	2004 Results

Net earned premiums	$1,188	$(5)	$1,183	$576	$—	$576	$1,764	$(5)	$1,759
Net investment income	125	—	125	61	—	61	186	—	186
Other revenues	32	—	32	36	—	36	68	—	68

Total operating revenues	1,345	(5)	1,340	673	—	673	2,018	(5)	2,013

Claims, benefits and expenses:
Net incurred claims and benefits	706	245	951	351	10	361	1,057	255	1,312
Policyholders’ dividends	8	—	8	2	—	2	10	—	10
Amortization of deferred acquisition costs	247	—	247	112	—	112	359	—	359
Other insurance related expenses	225	14	239	45	1	46	270	15	285
Other operating expenses	25	—	25	29	—	29	54	—	54

Total claims, benefits and expenses	1,211	259	1,470	539	11	550	1,750	270	2,020

Operating income (loss) before income tax and minority interest	134	(264)	(130)	134	(11)	123	268	(275)	(7)
Income tax (expense) benefit on operating income (loss)	(34)	92	58	(43)	4	(39)	(77)	96	19
Minority interest	(2)	—	(2)	(4)	—	(4)	(6)	—	(6)

Net operating income (loss)	98	(172)	(74)	87	(7)	80	185	(179)	6

Realized investment losses, net of participating policyholders’ and minority interests	(33)	—	(33)	(13)	—	(13)	(46)	—	(46)
Income tax benefit on realized investment losses	10	—	10	5	—	5	15	—	15

Net income (loss)	$75	$(172)	$(97)	$79	$(7)	$72	$154	$(179)	$(25)

Financial Ratios
Loss & LAE	59.4%		80.4%	61.1%		62.8%	59.9%		74.6%
Acquisition expense	26.6		27.9	19.9		20.1	24.4		25.4
Underwriting expense	13.2		13.2	7.1		7.1	11.2		11.2
Dividends	0.7		0.7	0.4		0.4	0.6		0.6

Expense ratio, including dividends	40.5		41.8	27.4		27.6	36.2		37.2

Combined ratio	99.9%		122.2%	88.5%		90.4%	96.1%		111.8%

CNA FINANCIAL CORPORATION Financial Supplement Impact of Catastrophes

NINE MONTHS ENDED
SEPTEMBER 30, 2005		Standard Lines			Specialty Lines			P&C Operations
	2005 Results			2005 Results			2005 Results
	Before Impact of	Impact of		Before Impact of	Impact of		Before Impact of	Impact of
(In millions)	Catastrophes	Catastrophes	2005 Results	Catastrophes	Catastrophes	2005 Results	Catastrophes	Catastrophes	2005 Results

Net earned premiums	$3,354	$(21)	$3,333	$1,831	$—	$1,831	$5,185	$(21)	$5,164
Net investment income	540	—	540	197	—	197	737	—	737
Other revenues	74	—	74	94	—	94	168	—	168

Total operating revenues	3,968	(21)	3,947	2,122	—	2,122	6,090	(21)	6,069

Claims, benefits and expenses:
Net incurred claims and benefits	2,326	424	2,750	1,139	19	1,158	3,465	443	3,908
Policyholders’ dividends	16	—	16	3	—	3	19	—	19
Amortization of deferred acquisition costs	757	—	757	390	—	390	1,147	—	1,147
Other insurance related expenses	327	(9)	318	91	2	93	418	(7)	411
Other operating expenses	82	—	82	81	—	81	163	—	163

Total claims, benefits and expenses	3,508	415	3,923	1,704	21	1,725	5,212	436	5,648

Operating income (loss) before income tax and minority interest	460	(436)	24	418	(21)	397	878	(457)	421
Income tax (expense) benefit on operating income (loss)	(112)	153	41	(128)	7	(121)	(240)	160	(80)
Minority interest	(8)	—	(8)	(8)	—	(8)	(16)	—	(16)

Net operating income (loss)	340	(283)	57	282	(14)	268	622	(297)	325

Realized investment gains, net of participating policyholders’ and minority interests	71	—	71	25	—	25	96	—	96
Income tax expense on realized investment gains	(29)	—	(29)	(6)	—	(6)	(35)	—	(35)

Net income (loss)	$382	$(283)	$99	$301	$(14)	$287	$683	$(297)	$386

Financial Ratios
Loss & LAE	69.4%		82.5%	62.2%		63.3%	66.8%		75.7%
Acquisition expense	20.2		20.0	19.6		19.7	20.0		19.9
Underwriting expense	12.0		12.2	6.6		6.6	10.2		10.2
Dividends	0.5		0.5	0.2		0.2	0.4		0.4

Expense ratio, including dividends	32.7		32.7	26.4		26.5	30.6		30.5

Combined ratio	102.1%		115.2%	88.6%		89.8%	97.4%		106.2%

NINE MONTHS ENDED
SEPTEMBER 30, 2004		Standard Lines			Specialty Lines			P&C Operations
	2004 Results			2004 Results			2004 Results
	Before Impact of	Impact of		Before Impact of	Impact of		Before Impact of	Impact of
(In millions)	Catastrophes	Catastrophes	2004 Results	Catastrophes	Catastrophes	2004 Results	Catastrophes	Catastrophes	2004 Results

Net earned premiums	$3,761	$(5)	$3,756	$1,672	$—	$1,672	$5,433	$(5)	$5,428
Net investment income	382	—	382	182	—	182	564	—	564
Other revenues	102	—	102	93	—	93	195	—	195

Total operating revenues	4,245	(5)	4,240	1,947	—	1,947	6,192	(5)	6,187

Claims, benefits and expenses:
Net incurred claims and benefits	2,446	255	2,701	1,046	13	1,059	3,492	268	3,760
Policyholders’ dividends	2	—	2	5	—	5	7	—	7
Amortization of deferred acquisition costs	729	—	729	328	—	328	1,057	—	1,057
Other insurance related expenses	565	14	579	114	1	115	679	15	694
Other operating expenses	84	—	84	84	—	84	168	—	168

Total claims, benefits and expenses	3,826	269	4,095	1,577	14	1,591	5,403	283	5,686

Operating income (loss) before income tax and minority interest	419	(274)	145	370	(14)	356	789	(288)	501
Income tax (expense) benefit on operating income (loss)	(97)	96	(1)	(112)	5	(107)	(209)	101	(108)
Minority interest	(6)	—	(6)	(13)	—	(13)	(19)	—	(19)

Net operating income (loss)	316	(178)	138	245	(9)	236	561	(187)	374

Realized investment gains, net of participating policyholders’ and minority interests	101	—	101	37	—	37	138	—	138
Income tax expense on realized investment gains	(36)	—	(36)	(14)	—	(14)	(50)	—	(50)

Net income (loss)	$381	$(178)	$203	$268	$(9)	$259	$649	$(187)	$462

Financial Ratios
Loss & LAE	65.0%		71.9%	62.6%		63.4%	64.3%		69.3%
Acquisition expense	22.5		22.9	19.0		19.0	21.4		21.7
Underwriting expense	11.9		11.9	7.4		7.4	10.6		10.6
Dividends	0.1		0.1	0.3		0.3	0.1		0.1

Expense ratio, including dividends	34.5		34.9	26.7		26.7	32.1		32.4

Combined ratio	99.5%		106.8%	89.3%		90.1%	96.4%		101.7%

CNA FINANCIAL CORPORATION Financial Supplement Life & Group Non-Core Segment — GAAP Results of Operations

NINE MONTHS ENDED
SEPTEMBER 30, 2005	Life & Group Non-Core
	excluding businesses	Life & Group Non-Core	Total Life & Group Non
(In millions)	sold (1)	businesses sold (2)	Core as reported

Net earned premiums	$534	$5	$539
Net investment income	425	6	431
Other revenues	49	29	78

Total operating revenues	1,008	40	1,048

Claims, benefits and expenses:
Net incurred claims and benefits	831	29	860
Policyholders’ dividends	(5)	4	(1)
Amortization of deferred acquisition costs	17	1	18
Other insurance related expenses	104	90	194
Other operating expenses	43	—	43

Total claims, benefits and expenses	990	124	1,114

Operating income (loss) before income tax	18	(84)	(66)
Income tax benefit on operating income (loss)	8	29	37

Net operating income (loss)	26	(55)	(29)

Realized investment losses, net of participating policyholders’ interests	(8)	—	(8)
Income tax benefit on realized investment losses	3	—	3

Net income (loss)	$21	$(55)	$(34)

NINE MONTHS ENDED
SEPTEMBER 30, 2004	Life & Group Non-Core
	excluding businesses	Life & Group Non-Core	Total Life & Group Non
(In millions)	sold (1)	businesses sold (2) (3)	Core as reported

Net earned premiums	$477	$233	$710
Net investment income	404	53	457
Other revenues	42	30	72

Total operating revenues	923	316	1,239

Claims, benefits and expenses:
Net incurred claims and benefits	798	183	981
Policyholders’ dividends	(4)	3	(1)
Amortization of deferred acquisition costs	18	12	30
Other insurance related expenses	98	120	218
Other operating expenses	40	18	58

Total claims, benefits and expenses	950	336	1,286

Operating loss before income tax	(27)	(20)	(47)
Income tax benefit on operating income loss	25	2	27

Net operating loss	(2)	(18)	(20)

Realized investment gains (losses), net of participating policyholders’ interests	2	(618)	(616)
Income tax benefit on realized investment gains (losses)	—	231	231

Net loss	$—	$(405)	$(405)

(1)	Retained life and group businesses principally include group and individual long term care, structured settlements and institutional markets.

(2)	Life and group businesses sold include group, individual life, CNA Trust, and specialty medical. Included in this column are the effects of shared corporate overhead expenses which continue to be allocated to the sold businesses.

(3)	For the nine months ended September 30, 2004, net realized investment losses for Life & Group Non-Core businesses sold include a pretax impairment loss of $613 million ($384 million after-tax), related to the individual life business and CNA Trust.

CNA FINANCIAL CORPORATION Financial Supplement Asbestos Summary by Policyholder Category

SEPTEMBER 30, 2005
		Net Paid	Net Asbestos	Percent of
	Number of	Losses in 2005	Reserves	Asbestos Net
	Policyholders	(In millions)	(In millions)	Reserves

Policyholders with Settlement Agreements
Structured Settlements	13	$29	$158	10%
Wellington	4	2	16	1
Coverage in Place	34	7	70	5
Fibreboard	1	—	54	3

Total with Settlement Agreements	52	38	298	19

Other Policyholders with Active Accounts
Large Asbestos Accounts	201	52	339	22
Small Asbestos Accounts	1,082	21	113	7

Total Other Policyholders	1,283	73	452	29

Assumed Reinsurance & Pools		4	145	9

Unassigned IBNR (1)			684	43

Total	1,335	$115	$1,579	100%

(1)	IBNR includes claims that are incurred but not reported.